Rialto Investment Segment (Accretable Yield For The FDIC Portfolios And Bank Portfolios) (Details) - Rialto Investments [Member] - FDIC Portfolios And Bank Portfolios [Member] - USD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2014	Nov. 30, 2013
Accretable Yield [Roll Forward]
Accretable yield, beginning of year	$ 73,144	$ 112,899
Additions	8,988	70,077
Deletions	(54,482)	(60,582)
Accretions	(27,650)	(49,250)
Accretable yield, end of year	$ 0	$ 73,144